                                     EXHIBIT 24

                                 POWERS OF ATTORNEY

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AIRNET SYSTEMS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the AIRNET SYSTEMS, INC. AMENDED AND RESTATED 1996 INCENTIVE STOCK PLAN, hereby constitutes and appoints GERALD G. MERCER and
ERIC P. ROY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of August, 1998.



                                         /s/ Gerald G. Mercer
                                        -----------------------------------
                                        Gerald G. Mercer

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AIRNET SYSTEMS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the AIRNET SYSTEMS, INC. AMENDED AND RESTATED 1996 INCENTIVE STOCK PLAN, hereby constitutes and appoints GERALD G. MERCER and ERIC P. ROY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of August, 1998.



                                         /s/ Eric P. Roy
                                        -----------------------------------
                                        Eric P. Roy

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AIRNET SYSTEMS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the AIRNET SYSTEMS, INC. AMENDED AND RESTATED 1996 INCENTIVE STOCK PLAN, hereby constitutes and appoints GERALD G. MERCER and
ERIC P. ROY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of August, 1998.



                                         /s/ Roger D. Blackwell
                                        -----------------------------------
                                        Roger D. Blackwell

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AIRNET SYSTEMS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the AIRNET SYSTEMS, INC. AMENDED AND RESTATED 1996 INCENTIVE STOCK PLAN, hereby constitutes and appoints GERALD G. MERCER and
ERIC P. ROY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of August, 1998.



                                         /s/ Tony C. Canonie, Jr.
                                        -----------------------------------
                                        Tony C. Canonie, Jr.

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AIRNET SYSTEMS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the AIRNET SYSTEMS, INC. AMENDED AND RESTATED 1996 INCENTIVE STOCK PLAN, hereby constitutes and appoints GERALD G. MERCER and
ERIC P. ROY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of August, 1998.



                                         /s/ Russell M. Gertmenian
                                        -----------------------------------
                                        Russell M. Gertmenian

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AIRNET SYSTEMS, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the AIRNET SYSTEMS, INC. AMENDED AND RESTATED 1996 INCENTIVE STOCK PLAN, hereby constitutes and appoints GERALD G. MERCER and ERIC P. ROY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of August, 1998.



                                         /s/ J. F. Keeler, Jr.
                                        -----------------------------------
                                        J. F. Keeler, Jr.